Filed Pursuant to Rule 497(b) Registration File No.:033-46080

Prospectus

STANDARD & POOR'S DEPOSITARY RECEIPTS®

("SPDRs")

SPDR Trust, Series 1
(A Unit Investment Trust)

•	SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P 500® Index.
•	SPDR Trust holds all of the S&P 500 Index stocks.
•	Each SPDR represents an undivided ownership interest in the SPDR Trust.
•	The SPDR Trust issues and redeems SPDRs only in multiples of 50,000 SPDRs in exchange for S&P 500 Index stocks and cash.
•	Individual SPDRs trade on the American Stock Exchange like any other equity security.
•	Minimum trading unit: 1 SPDR.

SPONSOR: PDR SERVICES LLC
(Solely Owned by American Stock Exchange LLC)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated January 27, 2004

COPYRIGHT® 2004 by PDR Services LLC

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs®")
SPDR TRUST, SERIES 1

TABLE OF CONTENTS
Summary	1
Essential Information as of September 30, 2003	1
Highlights	3
Risk Factors	11
Report of Independent Auditors	15
Statement of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Schedule of Investments	25
The Trust	30
Creation of Creation Units	30
Procedures for Creation of Creation Units	31
Placement of Creation Orders Using SPDR Clearing Process	33
Placement of Creation Orders Outside SPDR Clearing Process	33
Securities Depository; Book-Entry-Only System	34
Redemption of SPDRs	36
Procedures for Redemption of Creation Units	36
Placement of Redemption Orders Using SPDR Clearing Process	39
Placement of Redemption Orders Outside SPDR Clearing Process	39
The Portfolio	39
Portfolio Securities Conform to the S&P 500 Index	40

TABLE OF CONTENTS cont'd

Adjustments to the Portfolio Deposit	43
The S&P 500 Index	45
License Agreement	47
Exchange Listing	48
Tax Status of the Trust	49
Income Tax Consequences to Beneficial Owners	49
ERISA Considerations	52
Continuous Offering of SPDRs	52
Dividend Reinvestment Service	53
Expenses of the Trust	54
Trustee Fee Scale	56
Valuation	57
Administration of the Trust	58
Distributions to Beneficial Owners	58
Statements to Beneficial Owners; Annual Reports	60
Rights of Beneficial Owners	60
Amendments to the Trust Agreement	60
Termination of the Trust Agreement	61
Sponsor	62
Trustee	63
Depository	65
Legal Opinion	65
Independent Auditors	65
Code of Ethics	65
Information and Comparisons Relating to Trust, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment	66
Glossary	71

"S&P®", "S&P 500®", "Standard & Poor's 500®", "Standard & Poor's Depositary Receipts®" and "SPDRs®" are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. SPDR Trust, Series 1, is not, however, sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

i

SUMMARY

Essential Information as of September 30, 2003*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary on page 71.
Total Trust Assets:	$36,218,776,655
Net Trust Assets:	$36,054,567,557
Number of SPDRs:	361,002,167
Fractional Undivided Interest in the Trust Represented by each SPDR:	1/361,002,167th
Dividend Record Dates:	Quarterly, on the second (2nd) Business Day after the third Friday in each of March, June, September and December.
Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.
Trustee's Annual Fee:	From 6/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.
Estimated Ordinary Operating Expenses of the Trust:	12/100 of one percent (0.12%) (after a waiver of a portion of Trustee's annual fee).**
NAV per SPDR (based on the value of the Portfolio Securities, other net assets of the Trust and number of SPDRs outstanding):	$99.87
Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m. New York time).
Licensor:	Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 22, 2118, but may terminate earlier under certain circumstances.
Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.
Fiscal Year End:	September 30
Market Symbol:	SPDRs trade on the American Stock Exchange under the symbol "SPY".
CUSIP:	78462F103

*	The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on January 22, 1993.
**	Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Last year's operating expenses were 0.1306%, but the excess over 0.1200% was waived by the Trustee and, after earnings credits of 0.0013% were applied, the net expenses of the Trust were 0.1187%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2005, but may thereafter discontinue this voluntary waiver policy. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1845% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed the current 0.1200% or 0.1845% of the Trust's daily NAV.

Highlights

•       SPDRs are Ownership Interests in the SPDR Trust

SPDR Trust, Series 1 ("Trust") is a unit investment trust that issues securities called "Standard & Poor's Depositary Receipts" or "SPDRs." The Trust is organized under New York law and is governed by a trust agreement between State Street Bank and Trust Company ("Trustee") and PDR Services LLC ("Sponsor"), dated and executed as of January 22, 1993, as amended, ("Trust Agreement"). SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor's 500 Composite Stock Price Index® ("S&P 500 Index").

•	SPDRs Should Closely Track the Value of the Stocks Included in the S&P 500 Index

SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index. Current information regarding the value of the S&P 500 Index is available from market information services. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") obtains information for inclusion in, or for use in the calculation of, the S&P 500 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P 500 Index or any data included in the S&P 500 Index.

The Trust holds the Portfolio and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust ("Portfolio Securities" or, collectively, "Portfolio") and component stocks of the S&P 500 Index ("Index Securities"), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P 500 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange is open for business ("Business Day") following the day on which the change to the S&P 500 Index takes effect after the close of the market.

The value of SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual SPDR may not be identical to the net asset value ("NAV") of such SPDR but, historically, these two valuations have been very close.

•       SPDRs Trade on the American Stock Exchange

SPDRs are listed for trading on the American Stock Exchange ("Exchange"), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. SPDRs are traded on the Exchange in 100 SPDR round lots, but can be traded in odd lots of as little as one SPDR. The Exchange may halt trading of SPDRs under certain circumstances.

•       Brokerage Commissions on SPDRs

Secondary market purchases and sales of SPDRs are subject to ordinary brokerage commissions and charges.

•       The Trust Issues and Redeems SPDRs in "Creation Units"

The Trust issues and redeems SPDRs only in specified large lots of 50,000 SPDRs or multiples thereof referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. ("Distributor"), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit.

Fractional Creation Units may be created or redeemed only in limited circumstances.* Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely

*	See, however, the discussion of termination of the Trust in this Summary and "Dividend Reinvestment Service," for a description of the circumstances in which SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregration of 50,000 SPDRs.

to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•       Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a "Participating Party," or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee ("Participant Agreement"). The term "Participating Party" means a broker-dealer or other participant in the SPDR Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission ("SEC"). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. "Dividend Equivalent Payment" is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as "Cash Component" and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a "Portfolio Deposit." Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the "SPDR Clearing Process," or (ii) with the Trustee outside the SPDR Clearing Process (i.e. through the facilities of DTC).

The Distributor acts as underwriter of SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance.

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200, Denver, CO 80202, toll free number: 1-800-843-2639. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. PDR Services LLC, as Sponsor of the Trust, pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•        Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers but before reflecting credits, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.1200%.

Shareholder Fees:*	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

Current Trust Annual Ordinary Operating Expenses	As a % of Trust Net Assets
Trustee's Fee	0.0616%
S&P License Fee	0.0350%
Registration Fees	0.0026%
Marketing	0.0300%
Other Operating Expenses	0.0014%
Total:	0.1306%
Trustee Waiver**	(0.0106)%
Net Expense After Waiver	0.1200%
Trustee Reduction for Balance Credits**	(0.0013)%
Net Expenses after Waivers and Reductions	0.1187%

Future expense accruals will depend primarily on the level of the Trust's net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units"), and purchases and sales of SPDRs in the secondary market are subject to ordinary brokerage commissions and charges (described above in "Brokerage Commissions on SPDRs").
**	Until February 1, 2005, the Trustee has agreed to waive a portion of its fee to the extent operating expenses exceed 0.1200%. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV. Trust expenses were further reduced by a Trustee's earnings credit of 0.0013% of the Portfolio's daily NAV as a result of uninvested cash balances in the Trust.

•       Bar Chart and Table

The bar chart below and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2003)" ("Table") provide some indication of the risks of investing in the Trust by showing the variability of the Trust's returns based on net assets and comparing the Trust's performance to the performance of the S&P 500 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold SPDRs through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor do they reflect brokerage commissions incurred by those persons purchasing and selling SPDRs in the secondary market (see footnotes (3) and (4) to the Table).

This bar chart shows the performance of the Trust for each full calendar year since its inception on January 22, 1993. During the period shown above (January 1, 1994 through December 31, 2003), the highest quarterly return for the Trust was 21.21% for the quarter ended 12/31/1998, and the lowest was –17.26% for the quarter ended 9/30/2002.

(1)	Total return figures are calculated assuming the reinvested price for the 12/19/03 income distribution is the 12/31/03 NAV. The actual reinvestment price is the 1/30/04 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

Average Annual Total Returns (for periods ending December 31, 2003)

	Past One Year	Past Five Years	Past Ten Years	Since Inception(5)
SPDR Trust, Series 1
Return Before Taxes(1)(2)(3)(4)	28.37%	–0.66%	10.88%	10.83%
Return After Taxes on Distributions(1)(2)(3)(4)	28.04%	–1.10%	10.22%	10.13%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)(4)	18.77%	–0.80%	9.28%	9.24%
S&P 500 Index(6)	28.68%	-0.57%	11.07%	11.02%

(1)	Total return figures are calculated assuming the reinvested price for the 12/19/03 income distribution is the 12/31/03 NAV. The actual reinvestment price is the 1/30/04 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.
(2)	Includes all applicable ordinary operating expenses set forth above in the section of "Highlights" entitled "Expenses of the Trust".
(3)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of "Highlights" entitled "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units". If these amounts were reflected, returns would be less than those shown.
(4)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of SPDRs in the secondary market as discussed above in the section of "Highlights" entitled "Brokerage Commissions on SPDRs". If these amounts were reflected, returns would be less than those shown.
(5)	Investment operation commenced on January 22, 1993.
(6)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

SPDR TRUST, SERIES 1

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

1	Past performance is not necessarily an indication of how the Trust will perform in the future.
2	Effective as of September 30, 1997 the Trust's fiscal year end changed from December 31 to September 30.
•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the SPDR Clearing Process ("Transaction Fee") is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $3,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation ("10 Basis Point Limit").

For creations and redemptions outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•       SPDRs are Held in Book Entry Form Only

The Depository Trust Company ("DTC") or its nominee is the record or registered owner of all outstanding SPDRs. Beneficial ownership of SPDRs is shown on the records of DTC or its participants. Individual certificates are not issued for SPDRs. See "The Trust—Depository; Book-Entry-Only System."

•       SPDRs Make Periodic Dividend Payments

SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for SPDRs is ordinarily less than that of the S&P 500 Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with SPDR sales or redemptions.

Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended ("Code"). Although all distributions are currently made quarterly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service ("Service") available through certain brokers. See "The Trust—Depository; Book-Entry-Only System."

•       The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended September 30, 2003, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute qualified dividend income eligible (i) for the new maximum 15% tax rate for non-corporate taxpayers through 2008 and (ii) for federal income tax purposes for the dividends-received deduction available to many corporations to the extent of qualified dividend income received by the Trust. The Trust's regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

•       Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of SPDRs.

•       Purchases of SPDRs by Registered Investment Companies

Purchases of SPDRs by registered investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has applied for an SEC order that would permit registered investment companies to invest in SPDRs beyond these limits, subject to certain conditions and terms. One such condition stated in the application is that registered investment companies relying on the order must enter into a written agreement with the Trust. The Sponsor will notify investors if, and when, the requested order is granted.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that regulated investment company's outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in SPDRs.

Investment in the Trust involves the risks inherent in an investment in any equity security.    An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.    The Trust is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P 500 Index.

A liquid trading market for certain Portfolio Securities may not exist. Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the S&P 500 Index.    The Trust is not able to replicate exactly the performance of the S&P 500 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. It is also possible that, for a short period, the Trust may not fully replicate the performance of the S&P 500 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should also be aware that there are tax consequences associated with the ownership of SPDRs resulting from the distribution of Trust dividends and sales of SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.    The NAV of SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 SPDRs may be different from the NAV of a Creation Unit (i.e., 50,000 SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per SPDR may be different from the NAV of a Creation Unit on a per SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in SPDRs.    SPDRs are listed for trading on the Exchange under the market symbol SPY. Trading in SPDRs may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in SPDRs inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading to be halted for a specified period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if SPDRs are delisted from the Exchange.

SPDRs are subject to market risks.    SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in SPDRs.

The regular settlement period for Creation Units may be reduced.    Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or SPDRs in connection with creation and redemption activity within the SPDR Clearing Process are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case there may be a corresponding reduction in settlement periods applicable to SPDR creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.    The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the SPDR Clearing Process, the stocks that are not delivered are covered by NSCC's guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of delivery.

SPDR TRUST SERIES 1
REPORT OF INDEPENDENT AUDITORS

To the Trustee and Unitholders of SPDR Trust Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Trust Series 1 (the "Trust") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2003

SPDR Trust Series 1
Statement of Assets and Liabilities
September 30, 2003

Assets
Investments in securities, at value	$36,032,012,153
Cash	145,176,363
Dividends receivable	41,588,139
Total Assets	36,218,776,655
Liabilities
Income distribution payable	146,042,770
Accrued Trustee fees	1,478,819
Accrued expenses and other liabilities	16,687,509
Total Liabilities	164,209,098
Net Assets	$36,054,567,557
Net Assets Represented by:
Paid in surplus	$50,701,635,044
Distribution in excess of net investment income	(29,877,598)
Accumulated net realized loss on investments	(2,986,061,096)
Net unrealized depreciation on investments	(11,631,128,793)
Net Assets	$36,054,567,557
Net asset value per SPDR	$99.87
Units of fractional undivided interest ("SPDRs") outstanding, unlimited units authorized, $0.00 par value	361,002,167
Cost of investments	$47,663,140,946

See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Operations

	For the Year Ended September 30, 2003	For the Year Ended September 30, 2002	For the Year Ended September 30, 2001
Investment Income
Dividend income(a)	$693,488,016	$430,308,111	$332,146,057
Expenses
Trustee fees	23,869,863	17,755,841	16,572,948
Marketing expense	11,609,929	7,944,415	7,933,224
S&P license fee	13,544,917	9,967,905	7,444,842
SEC registration fee	1,000,100	—	2,109,103
Legal and audit services	126,250	134,206	23,774
Other expenses	380,870	380,957	334,322
Total expenses	50,531,929	36,183,324	34,418,213
Rebate from Trustee	(4,092,213)	(2,007,651)	(2,674,063)
Net expenses	46,439,716	34,175,673	31,744,150
Trustee earnings credit	(521,780)	(1,523,393)	(2,408,752)
Net expenses after Trustee earnings credits	45,917,936	32,652,280	29,335,398
Net Investment Income	647,570,080	397,655,831	302,810,659
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investment transactions	2,065,341,241	(1,023,252,620)	1,123,821,976
Net change in unrealized depreciation	5,437,715,771	(6,497,205,220)	(9,508,928,101)
Net Realized and Unrealized Gain/(Loss) on Investments	7,503,057,012	(7,520,457,840)	(8,385,106,125)
Net increase (decrease) in net assets resulting from operations	$8,150,627,092	$(7,122,802,009)	$(8,082,295,466)

(a)	Net of withholding tax expense of $0, $1,255,246, and $1,632,512 for 2003, 2002, and 2001, respectively.

See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Changes in Net Assets

	For the Year Ended September 30, 2003	For the Year Ended September 30, 2002	For the Year Ended September 30, 2001
Increase (decrease) in net assets
resulting from operations:
Net investment income	$647,570,080	$397,655,831	$302,810,659
Net realized gain/(loss) on investment transactions	2,065,341,241	(1,023,252,620)	1,123,821,976
Net change in unrealized depreciation	5,437,715,771	(6,497,205,220)	(9,508,928,101)
Net increase (decrease) in net assets resulting from operations	8,150,627,092	(7,122,802,009)	(8,082,295,466)
Undistributed net investment income included in price of units issued and redeemed, net	(6,804,410)	34,187,594	258,362
Distributions to unitholders from net investment income	(640,459,798)	(425,983,780)	(302,709,902)
Net increase (decrease) in net assets from issuance and redemption of SPDRs	(2,147,671,890)	13,337,612,220	8,971,980,218
Net increase in net assets during year	5,355,690,994	5,823,014,025	587,233,212
Net assets at beginning of year	30,698,876,563	24,875,862,538	24,288,629,326
Net assets end of year	$36,054,567,557	$30,698,876,563	$24,875,862,538
* Includes distributions in excess of net investment income	$(29,877,598)	$(36,266,188)	$(7,938,239)

See accompanying notes to financial statements.

SPDR Trust Series 1
Financial Highlights
Selected data for a SPDR outstanding during the year

	For the YearEnded 9/30/03	For the Year Ended 9/30/02	For the Year Ended 9/30/01	For the Year Ended 9/30/00	For the Year Ended 9/30/99
Net asset value, beginning of year	$81.78	$104.33	$143.83	$128.39	$101.80
Investment Operations:
Net investment income	1.55	1.46	1.45	1.45	1.49
Net realized and unrealized gain (loss) on investments	18.09	(22.55)	(39.51)	15.43	26.59
Total from investment operations	19.64	(21.09)	(38.06)	16.88	28.08
Less distributions from:
Net investment income	(1.55)	(1.46)	(1.44)	(1.44)	(1.49)
Net asset value, end of year	$99.87	$81.78	$104.33	$143.83	$128.39
Total investment return	24.13%	–20.46%	–26.60%	13.16%	27.54%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	1.67%	1.40%	1.14%	1.01%	1.18%
Total expenses (2)	0.12%	0.11%	0.11%	0.13%	0.17%
Portfolio turnover rate (1)	1.76%	4.43%	4.61%	8.20%	6.23%
Total expenses excluding Trustee earnings credit	0.12%	0.12%	0.12%	0.14%	0.18%
Total expenses excluding Trustee earnings credit and fee waivers	0.13%	0.13%	0.13%	0.17%	0.20%
Net assets, end of year (000's)	$36,054,568	$30,698,877	$24,875,863	$24,288,629	$13,181,992

(1)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of SPDRs.
(2)	Net of expenses reimbursed by the Trustee.

See accompanying notes to financial statements.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2003

NOTE 1—ORGANIZATION

SPDR Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, comprising the Standard & Poor's 500 Composite Price Index (the "S&P Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depositary Receipt ("SPDR"). The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 SPDRs (equivalent to three "Creation Units"—see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. If no closing sale price or official closing price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security, or at the previous official closing price if the security is listed on the NASDAQ. If there is no closing sale price or official closing price available, valuation will be determined by the Trustee in good faith based on available information.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2003

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences.

During 2003, the Trust reclassified $2,520,066,084 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities. At September 30, 2003, the Trust had capital loss carryforwards of $33,523, $27,700,040, $56,816,996, $403,831,303 and $472,492,447, and $1,530,834,020 which will expire on September 30, 2005, September 30, 2007, September 30, 2008, September 30, 2009, September 30, 2010 and September 30, 2011 respectively. The Trust incurred losses of $440,688,753 during the period November 1, 2002 through September 30, 2003 that were deferred for tax purposes until fiscal 2004.

The Tax character of distributions paid during the year ended September 30, 2003 was $640,459,798 of ordinary income.

As of September 30, 2003, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on the tax basis were undistributed ordinary income of $115,897,349 and undistributed long term capital gain of $0.

NOTE 3—TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2003

custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2003:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2003, the Adjustment Amount reduced the Trustee's fee by $471,775. The Adjustment Amount included a deficiency of net transaction fees from processing orders of $50,005 and a Trustee earnings credit of $521,780.

For the year ended September 30, 2003, the Trustee agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, before the Trustee earnings credit, which exceeded 12.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Trustee for the year ended September 30, 2003 was $4,092,213.

The Trust has entered into a Memorandum of Agreement with Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") pursuant to which the Trust has obtained a sub-license to use certain S&P marks. The Memorandum of Agreement requires the Trust to pay annually a sub-license fee to the S&P equal to the greater of: (i) 0.03% of the Trust's daily average net assets of the Trust plus a volume-based fee ranging from $0.03 to $0.04 per round lot trade of the average daily trading volume, or (ii) $125,000, the minimum annual fee.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2003

Note 4—Trust Transactions in SPDRs

Transactions in SPDRs were as follows:

	Year Ended September 30, 2003		Year Ended September 30, 2002		Year Ended September 30, 2001
	SPDRs	Amount	SPDRs	Amount	SPDRs	Amount
SPDRs sold	337,100,000	$30,662,851,816	239,200,000	$23,977,046,407	194,600,000	$24,198,795,267
Dividend reinvestment SPDRs issued	14,556	1,332,378	8,716	891,781	5,489	720,016
SPDRs redeemed	(351,500,000)	(32,818,660,494)	(102,250,000)	(10,606,138,374)	(125,050,000)	(15,227,276,703)
Net income equalization	—	6,804,410	—	(34,187,594)	—	(258,362)
Net increase (decrease)	(14,385,444)	$(2,147,671,890)	136,958,716	$13,337,612,220	69,555,489	$8,971,980,218

Except for under the Trust's dividend reinvestment plan, SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5—INVESTMENT TRANSACTIONS

For the year ended September 30, 2003, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $28,590,199,660, $30,709,789,780, $670,956,298, and $690,080,142, respectively. At September 30, 2003, the cost of investments for federal income tax purposes was $47,716,537,138, accordingly, gross unrealized appreciation was $599,973,930 and gross unrealized depreciation was $12,284,498,915, resulting in net unrealized depreciation of $11,684,524,985.

NOTE 6—TAX INFORMATION (UNAUDITED)

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended September 30, 2003 is 100%.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2003

For the fiscal year ended September 30, 2003, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

SPDR Trust, Series 1
Schedule of Investments
September 30, 2003

Common Stocks	Shares	Value
3M Co	3,066,220	$211,783,815
Abbott Laboratories	6,119,235	260,373,449
ACE Ltd	1,026,702	33,963,302
ADC Telecommunications, Inc.*	3,143,263	7,323,803
Adobe Systems, Inc	906,082	35,572,779
Advanced Micro Devices, Inc.*	1,295,250	14,390,228
AES Corp.*	2,402,634	17,827,544
Aetna, Inc	575,056	35,095,668
Aflac, Inc	2,040,676	65,913,835
Agilent Technologies, Inc. *	1,805,873	39,927,852
Air Products & Chemicals, Inc	894,175	40,327,292
Alberto-Culver Co. (Class B)	224,357	13,196,679
Albertson's, Inc	1,520,995	31,286,867
Alcoa, Inc	3,304,543	86,446,845
Allegheny Energy, Inc.*	494,372	4,518,560
Allegheny Technologies, Inc	334,419	2,190,444
Allergan, Inc.*	504,795	39,742,510
Allied Waste Industries, Inc.*	780,041	8,424,443
Allstate Corp	2,766,109	101,045,962
ALLTEL Corp	1,228,907	56,947,550
Altera Corp.*	1,541,333	29,131,194
Altria Group, Inc	7,951,303	348,267,071
Ambac Financial Group, Inc	423,061	27,075,904
Amerada Hess Corp	342,608	17,164,661
Ameren Corp	602,987	25,874,172
American Electric Power Co., Inc	1,548,997	46,469,910
American Express Co	5,038,683	227,043,056
American Greetings Corp. (Class A)*	256,679	4,987,273
American International Group, Inc	10,239,893	590,841,826
American Power Conversion Corp.*	788,862	13,521,095
American Standard Companies Inc.*	283,478	23,883,021
AmerisourceBergen Corp	412,975	22,321,299
Amgen Inc.*	5,057,733	326,577,820
AmSouth Bancorp	1,440,741	30,572,524
Anadarko Petroleum Corp	979,547	40,905,883
Analog Devices, Inc.*	1,427,345	54,267,657
Andrew Corp.*	466,482	5,733,064
Anheuser-Busch Companies Inc	3,236,529	159,690,341
Anthem, Inc.*	542,465	38,694,028
AOL Time Warner, Inc.*	17,650,677	266,701,729
Aon Corp	1,231,802	25,683,072
Apache Corp	626,017	43,408,019
Apartment Investment & Management Co. (Class A)	370,188	14,570,600
Apollo Group, Inc. (Class A)*	672,472	44,403,326
Apple Computer, Inc.*	1,350,948	27,870,057
Applera Corp. – Applied Biosystems Group	849,811	18,959,283
Applied Materials, Inc.*	6,406,819	116,219,697
Applied Micro Circuits Corp.*	1,193,013	$5,809,973
Archer-Daniels-Midland Co	2,591,869	33,979,403
Ashland, Inc	285,020	9,362,907
AT&T Corp	3,017,654	65,030,444
AT&T Wireless Services, Inc.*	10,672,514	87,301,165
Autodesk, Inc	420,214	7,152,042
Automatic Data Processing, Inc	2,364,102	84,753,057
AutoNation, Inc.*	1,145,330	20,089,088
Autozone, Inc.*	351,229	31,445,532
Avaya, Inc.*	1,503,148	16,384,313
Avery Dennison Corp	431,163	21,782,355
Avon Products, Inc	930,175	60,052,098
Baker Hughes, Inc	1,319,942	39,057,084
Ball Corp	217,902	11,766,708
Bank of America Corp	5,851,289	456,634,594
Bank of New York Co., Inc. (The)	2,971,641	86,504,470
Bank One Corp	4,425,004	171,026,405
Bausch & Lomb, Inc	211,411	9,333,796
Baxter International Inc	2,338,697	67,962,535
BB&T Corp	2,114,113	75,917,798
Bear Stearns Inc	390,877	29,237,600
Becton, Dickinson and Company	1,016,416	36,712,946
Bed Bath & Beyond, Inc.*	1,154,974	44,096,907
BellSouth Corp	7,293,973	172,721,281
Bemis Co., Inc	216,235	9,579,211
Best Buy Co., Inc.*	1,249,714	59,386,409
Big Lots, Inc.*	448,887	7,096,903
Biogen, Inc.*	588,642	22,503,784
Biomet, Inc	1,021,290	34,325,557
BJ Services Co.*	608,152	20,780,554
Black & Decker Corp	319,514	12,956,293
Block (H&R), Inc	721,470	31,131,430
BMC Software, Inc.*	967,772	13,481,064
Boeing Co	3,283,984	112,739,171
Boise Cascade Corp	235,743	6,506,507
Boston Scientific Corp.*	1,609,619	102,693,692
Bristol-Myers Squibb Co	7,587,006	194,682,574
Broadcom Corp. (Class A)*	1,102,088	29,337,583
Brown-Forman Corp. (Class B)	247,353	19,570,569
Brunswick Corp	357,169	9,172,100
Burlington Northern Santa Fe Corp	1,473,197	42,531,197
Burlington Resources, Inc	793,721	38,257,352
C.R. Bard, Inc	207,405	14,725,755
Calpine Corp.*	1,446,549	7,073,625
Campbell Soup Co	1,607,221	42,591,356
Capital One Financial Corp	888,500	50,680,040
Cardinal Health, Inc	1,755,321	102,493,193
Carnival Corp	2,443,380	80,362,768
Caterpillar, Inc	1,355,093	93,284,602
Cendant Corp.*	4,049,675	75,688,426
CenterPoint Energy, Inc	1,196,132	10,968,530
Centex Corp	235,242	18,320,647

(*) Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2003

Common Stocks	Shares	Value
CenturyTel, Inc	560,482	$18,994,735
Charles Schwab Corp. (The)	5,323,056	63,397,597
Charter One Financial, Inc	919,186	28,127,092
ChevronTexaco Corp	4,185,254	299,036,398
Chiron Corp.*	740,762	38,289,988
Chubb Corp	724,505	47,005,884
CIENA Corp.*	1,726,235	10,202,049
CIGNA Corp	554,144	24,742,530
Cincinnati Financial Corp	634,140	25,340,234
CINergy Corp	689,941	25,320,835
Cintas Corp	671,621	24,742,518
Circuit City Stores, Inc	835,652	7,963,764
Cisco Systems, Inc.*	27,558,511	538,493,305
Citigroup, Inc	20,163,967	917,662,138
Citizens Communications Co.*	1,077,134	12,074,672
Citrix Systems, Inc.*	676,069	14,927,604
Clear Channel Communications, Inc	2,409,088	92,268,070
Clorox Co	867,346	39,785,161
CMS Energy Corp.*	509,635	3,756,010
Coca-Cola Co. (The)	9,621,473	413,338,480
Coca-Cola Enterprises, Inc	1,719,510	32,773,861
Colgate-Palmolive Co	2,111,144	117,991,838
Comcast Corp. (Class A) *	8,833,268	272,771,316
Comerica, Inc	690,721	32,187,599
Computer Associates International, Inc	2,257,099	58,932,855
Computer Sciences Corp.*	735,208	27,621,765
Compuware Corp.*	1,478,902	7,926,915
Comverse Technology, Inc.*	690,072	10,323,477
ConAgra Foods, Inc	2,101,780	44,641,807
Concord EFS, Inc.*	1,989,526	27,196,820
Conoco Phillips, Inc	2,649,703	145,071,239
Consolidated Edison, Inc	876,264	35,716,521
Constellation Energy Group, Inc	627,054	22,435,992
Convergys Corp.*	662,830	12,156,302
Cooper Industries Ltd (Class A)	377,197	18,116,772
Cooper Tire & Rubber Co	291,694	4,629,184
Coors (Adolph) Co. (Class B)	149,353	8,029,217
Corning Inc.*	5,218,569	49,158,920
Costco Wholesale Corp.*	1,765,323	54,866,239
Countrywide Financial Corp	512,485	40,117,326
Crane Co	246,104	5,761,295
CSX Corp	832,310	24,345,067
Cummins, Inc	168,883	7,503,472
CVS Corp	1,516,599	47,105,565
Dana Corp	599,136	9,244,668
Danaher Corp	598,424	44,199,597
Darden Restaurants, Inc	689,958	13,109,202
Deere & Co	925,163	49,320,440
Dell Inc.*	10,078,794	336,530,932
Delphi Corp	2,228,061	20,163,952
Delta Air Lines, Inc	497,400	6,615,420
Deluxe Corp	226,865	9,106,361
Devon Energy Corp	906,553	$43,686,789
Dillard's, Inc. (Class A)	296,299	4,142,260
Disney(Walt) Co. (The)	7,999,419	161,348,281
Dollar General Corp	1,270,791	25,415,820
Dominion Resources, Inc	1,267,250	78,442,775
Dover Corp	782,852	27,689,475
Dow Chemical Co	3,555,275	115,688,648
Dow Jones & Co., Inc	342,584	16,221,352
DTE Energy Co	657,540	24,256,651
Du Pont (E.I.) de Nemours	3,893,539	155,780,495
Duke Energy Corp	3,472,023	61,836,730
Dynegy, Inc. (Class A)*	1,392,429	5,012,744
Eastman Chemical Co	311,134	10,422,989
Eastman Kodak Co	1,147,853	24,036,042
Eaton Corp	291,579	25,839,731
ebay Inc.*	2,491,385	133,314,011
Ecolab, Inc	1,025,119	25,884,255
Edison International*	1,284,692	24,537,617
El Paso Corp	2,266,691	16,546,844
Electronic Arts Inc.*	571,664	52,724,571
Electronic Data Systems Corp	1,881,670	38,009,734
EMC Corp.*	8,579,205	108,355,359
Emerson Electric Co	1,649,289	86,835,066
Engelhard Corp	518,774	14,354,477
Entergy Corp	872,152	47,227,031
EOG Resources, Inc	456,393	19,049,844
Equifax, Inc	578,967	12,893,595
Equity Office Properties Trust	1,625,756	44,757,063
Equity Residential Properties Trust	1,057,651	30,968,021
Exelon Corp	1,265,025	80,329,087
Express Scripts, Inc. (Class A)*	311,400	19,042,110
Exxon Mobil Corp	25,991,606	951,292,780
Family Dollar Stores, Inc	682,962	27,243,354
Fannie Mae	3,812,251	267,620,020
Federated Department Stores, Inc	748,095	31,345,180
Federated Investors, Inc. (Class B)	423,888	11,741,698
FedEx Corp	1,176,423	75,796,934
Fifth Third Bancorp	2,252,598	124,951,611
First Data Corp	2,934,285	117,254,029
First Tennessee National Corp	502,102	21,319,251
FirstEnergy Corp	1,275,365	40,684,143
Fiserv, Inc.*	723,904	26,227,042
FleetBoston Financial Corp	4,114,107	124,040,326
Fluor Corp	304,412	11,363,700
Ford Motor Co	7,100,218	76,469,348
Forest Laboratories, Inc.*	1,403,909	72,231,118
Fortune Brands, Inc	594,631	33,745,309
FPL Group, Inc	694,236	43,875,715
Franklin Resources, Inc	994,006	43,945,005
Freddie Mac	2,697,052	141,190,672

(*) Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2003

Common Stocks	Shares	Value
Freeport-McMoran Copper & Gold, Inc. (Class B)	657,600	$21,766,560
Gannett Co., Inc	1,046,869	81,195,160
Gap, Inc. (The)	3,495,069	59,835,581
Gateway, Inc.*	1,306,389	7,394,162
General Dynamics Corp	773,677	60,393,227
General Electric Co	39,228,279	1,169,394,997
General Mills, Inc	1,433,643	67,481,576
General Motors Corp	2,198,360	89,978,875
Genuine Parts Co	688,770	22,026,865
Genzyme Corp.*	833,420	38,545,675
Georgia-Pacific Corp	982,540	23,816,770
Gillette Co	4,009,827	128,234,267
Golden West Financial Corp	599,916	53,698,481
Goldman Sachs Group, Inc	1,855,593	155,684,253
Goodrich (B.F.) Co. (The)	395,144	9,578,291
Goodyear Tire & Rubber Co. (The)	630,226	4,140,585
Great Lakes Chemical Corp	206,011	4,142,881
Guidant Corp	1,200,771	56,256,121
Halliburton Co	1,718,266	41,667,950
Harley-Davidson, Inc	1,185,776	57,154,403
Harrah's Entertainment, Inc	446,758	18,812,979
Hartford Financial Services Group, Inc. (The)	1,096,027	57,683,901
Hasbro, Inc	698,160	13,041,629
HCA, Inc	1,955,564	72,082,089
Health Management Associates, Inc	968,630	21,125,820
Heinz (H.J.) Co	1,377,913	47,234,858
Hercules, Inc.*	435,314	4,932,108
Hershey Foods Corp	517,902	37,641,117
Hewlett-Packard Co	11,958,580	231,518,109
Hilton Hotels Corp	1,466,625	23,788,657
Home Depot, Inc	9,020,773	287,311,620
Honeywell International, Inc	3,347,710	88,212,158
Humana, Inc. *	671,855	12,126,983
Huntington Bancshares, Inc	897,026	17,752,145
Illinois Tool Works, Inc	1,203,895	79,770,083
IMS Health, Inc	953,411	20,116,972
Ingersoll-Rand Co. (Class A)	653,098	34,901,557
Intel Corp	25,496,006	701,395,125
International Business Machines Corp	6,780,634	598,933,401
International Flavors & Fragrances, Inc	373,217	12,346,018
International Game Technology	1,332,021	37,496,391
International Paper Co	1,896,554	74,003,537
Interpublic Group of Companies Inc	1,495,040	21,109,965
Intuit, Inc.*	805,145	38,840,195
ITT Industries, Inc	357,779	21,409,495
J.C. Penney Co., Inc. (Holding Co.)	1,034,960	22,117,095
J.P. Morgan Chase & Co	7,970,783	273,636,980
Jabil Circuit, Inc.*	770,645	$20,075,302
Janus Capital Group, Inc	841,111	11,750,321
JDS Uniphase Corp.*	5,236,111	18,850,000
Jefferson-Pilot Corp	564,692	25,061,031
John Hancock Financial Services, Inc	1,155,863	39,068,169
Johnson & Johnson Company	11,647,836	576,800,839
Johnson Controls, Inc	345,054	32,642,108
Jones Apparel Group, Inc	487,807	14,600,064
KB HOME	189,157	11,285,107
Kellogg Co	1,601,729	53,417,662
Kerr-McGee Corp	390,499	17,431,875
Keycorp	1,675,501	42,842,561
KeySpan Corp	613,905	21,535,787
Kimberly-Clark Corp	2,002,118	102,748,696
Kinder Morgan, Inc	450,893	24,352,731
King Pharmaceuticals, Inc.*	953,811	14,450,237
Kla-Tencor Corp.*	742,036	38,140,650
Knight Ridder, Inc	332,647	22,187,555
Kohl's Corp.*	1,317,425	70,482,237
Kroger Co.*	3,004,992	53,699,207
Leggett & Platt, Inc	777,079	16,808,219
Lehman Brothers Holdings, Inc	934,753	64,572,737
Lexmark International, Inc. (Class A)*	498,700	31,423,087
Lilly (Eli) & Co	4,403,742	261,582,275
Limited, Inc. (The)	2,043,113	30,810,144
Lincoln National Corp	721,241	25,517,507
Linear Technology Corp	1,226,519	43,921,645
Liz Claiborne, Inc	427,273	14,548,646
Lockheed Martin Corp	1,771,037	81,733,358
Loews Corp	742,043	29,956,276
Louisiana-Pacific Corp.*	430,193	5,928,060
Lowe's Companies Inc	3,043,991	157,983,133
LSI Logic Corp.*	1,442,294	12,966,223
Lucent Technologies, Inc.*	15,557,857	33,604,971
Manor Care, Inc	352,648	10,579,440
Marathon Oil Corp	1,223,212	34,861,542
Marriott International, Inc	919,940	39,585,018
Marsh & McLennan Companies Inc	2,101,875	100,070,269
Marshall & Ilsley Corp	889,321	28,031,398
Masco Corp	1,839,906	45,040,899
Mattel, Inc	1,695,573	32,148,064
Maxim Integrated Products, Inc	1,274,970	50,361,315
May Department Stores Co	1,126,525	27,746,311
Maytag Corp	306,266	7,647,462
MBIA, Inc	589,009	32,377,825
MBNA Corp	4,982,893	113,609,960
McCormick & Company, Inc	550,392	15,091,749
McDonald's Corp	4,983,970	117,322,654
McGraw-Hill Cos., Inc. (The)	768,903	47,771,943
McKesson Corp	1,117,032	37,185,995
MeadWestvaco Corp	779,911	19,887,730
Medco Health Solutions, Inc.*	1,062,859	27,559,934

(*) Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2003

Common Stocks	Shares	Value
MedImmune, Inc.*	979,046	$32,318,308
Medtronic, Inc	4,791,667	224,825,016
Mellon Financial Corp	1,707,409	51,461,307
Merck & Co., Inc	8,764,820	443,675,188
Mercury Interactive Corp.*	327,303	14,862,829
Meredith Corp	202,621	9,355,012
Merrill Lynch & Co., Inc	3,651,500	195,464,795
MetLife, Inc	2,977,594	83,521,512
MGIC Investment Corp	404,941	21,085,278
Micron Technology, Inc.*	2,357,765	31,641,206
Microsoft Corp	42,360,519	1,177,198,823
Millipore Corp.*	189,351	8,721,507
Molex, Inc	765,597	21,888,418
Monsanto Co	1,005,214	24,064,823
Monster Worldwide Inc.*	416,893	10,497,366
Moody's Corp	581,424	31,960,877
Morgan Stanley Dean Witter & Co	4,246,471	214,276,927
Motorola, Inc	9,088,558	108,790,039
Nabors Industries Ltd.*	558,141	20,796,334
National City Corp	2,385,187	70,267,609
National Semiconductor Corp.*	676,813	21,854,292
Navistar International Corp.*	233,623	8,709,465
NCR Corp.*	385,878	12,228,474
Network Appliance, Inc. *	1,276,617	26,208,947
New York Times Co. (The) (Class A)	577,249	25,087,242
Newell Rubbermaid, Inc	1,023,371	22,176,450
Newmont Mining Corp. (Holding Co.)	1,598,713	62,493,691
Nextel Communications, Inc. (Class A)*	4,035,655	79,462,047
Nicor, Inc	178,661	6,278,148
Nike, Inc. (Class B)	1,054,636	64,142,962
NiSource, Inc	957,479	19,130,430
Noble Corp.*	522,446	17,757,940
Nordstrom, Inc	527,481	13,086,804
Norfolk Southern Corp	1,524,486	28,202,991
North Fork Bancorporation, Inc	614,527	21,354,813
Northern Trust Corp	877,658	37,247,806
Northrop Grumman Corp	705,179	60,800,533
Novell, Inc.*	1,374,915	7,328,297
Novellus Systems, Inc.*	551,062	18,598,342
Nucor Corp	289,819	13,296,896
NVIDIA Corp.*	625,077	9,945,600
Occidental Petroleum Corp	1,446,142	50,947,583
Office Depot, Inc.*	1,154,530	16,221,146
Omnicom Group, Inc	729,212	52,393,882
Oracle Corp.*	20,548,575	230,555,011
PACCAR, Inc	458,809	34,268,444
Pactiv Corp.*	638,756	12,953,972
Pall Corp	498,005	11,175,232
Parametric Technology Corp.*	1,070,625	3,340,350
Parker-Hannifin Corp	463,845	20,733,871
Paychex, Inc	1,471,544	49,929,488
Peoples Energy Corp	137,895	$5,706,095
PeopleSoft, Inc.*	1,350,575	24,566,959
PepsiCo, Inc	6,740,417	308,913,311
PerkinElmer, Inc	488,552	7,479,731
Pfizer, Inc	30,488,824	926,250,473
PG&E Corp.*	1,524,748	36,441,477
Phelps Dodge Corp.*	327,162	15,311,182
Pinnacle West Capital Corp	333,124	11,825,902
Pitney Bowes, Inc	933,581	35,774,824
Plum Creek Timber Co., Inc	729,118	18,548,762
PMC-Sierra, Inc.*	650,711	8,583,529
PNC Financial Services Group	1,112,397	52,927,849
Power-One, Inc.*	302,104	3,108,650
PPG Industries, Inc	662,683	34,605,306
PPL Corp	692,629	28,363,158
Praxair, Inc	632,127	39,160,268
Principal Financial Group	1,252,912	38,827,743
Procter & Gamble Co	5,072,499	470,829,357
Progress Energy, Inc	909,900	40,454,154
Progressive Corp. (The)	861,614	59,546,144
ProLogis	702,263	21,243,456
Providian Financial Corp.*	1,131,803	13,343,957
Prudential Financial, Inc	2,158,143	80,628,222
Public Service Enterprise Group, Inc	881,235	37,011,870
Pulte Homes, Inc	240,115	16,330,221
QLogic Corp.*	358,892	16,871,513
QUALCOMM, Inc	3,088,477	128,604,182
Quest Diagnostics Inc.*	413,506	25,075,004
Qwest Communications International, Inc.*	6,564,645	22,319,793
R.J. Reynolds Tobacco Holdings, Inc	363,742	14,382,359
R.R. Donnelley & Sons Co	444,441	11,053,248
RadioShack Corp	662,596	18,824,352
Raytheon Co	1,561,379	43,718,612
Reebok International Ltd	222,075	7,423,967
Regions Financial Corp	865,306	29,636,730
Robert Half International, Inc.*	699,914	13,648,323
Rockwell Automation, Inc	732,519	19,228,624
Rockwell Collins, Inc	733,873	18,530,293
Rohm & Haas Co	869,532	29,085,845
Rowan Companies Inc.*	383,472	9,425,742
Ryder System, Inc	246,519	7,227,937
Sabre Holdings Corp	541,795	11,643,175
SAFECO Corp	543,151	19,151,504
Safeway, Inc.*	1,731,050	39,710,287
Sanmina-SCI Corp.*	2,082,059	20,195,972
Sara Lee Corp	3,082,962	56,603,182
SBC Communications Inc	13,042,186	290,188,638
Schering-Plough Corp	5,730,946	87,339,617
Schlumberger Ltd	2,258,350	109,304,140
Scientific-Atlanta, Inc	584,478	18,206,490
Sealed Air Corp.*	341,818	16,144,064
Sears, Roebuck & Co	1,108,223	48,462,592

(*) Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2003

Common Stocks	Shares	Value
Sempra Energy	800,576	$23,504,911
Sherwin-Williams Co. (The)	581,294	17,095,857
Siebel Systems, Inc.*	1,815,066	17,642,442
Sigma-Aldrich Corp	288,289	14,973,731
Simon Property Group, Inc	724,052	31,554,186
SLM Corp	1,780,114	69,353,241
Snap-on, Inc	230,010	6,359,777
Solectron Corp.*	3,197,903	18,707,733
Southern Co. (The)	2,832,852	83,059,221
SouthTrust Corp	1,346,092	39,561,644
Southwest Airlines Co	3,020,200	53,457,540
Sprint Corp	3,512,754	53,042,585
Sprint Corp. (PCS Group)*	3,879,270	22,228,217
St. Jude Medical , Inc.*	669,262	35,986,218
St. Paul Companies Inc. (The)	885,119	32,775,957
Stanley Works (The)	340,498	10,051,501
Staples, Inc.*	1,910,303	45,369,696
Starbucks Corp.*	1,505,818	43,367,558
Starwood Hotels & Resorts Worldwide, Inc	778,032	27,075,514
State Street Corp	1,275,682	57,405,690
Stryker Corp	777,601	58,561,131
Sun Microsystems, Inc.*	12,444,913	41,192,662
SunGard Data Systems, Inc.*	1,112,513	29,270,217
Sunoco, Inc	305,292	12,278,844
SunTrust Banks, Inc	1,119,320	67,573,348
Supervalu, Inc	534,191	12,745,797
Symantec Corp.*	571,152	35,993,999
Symbol Technologies, Inc	886,997	10,599,614
Synovus Financial Corp	1,155,037	28,864,375
Sysco Corp	2,568,405	84,012,528
T. Rowe Price Group, Inc	496,633	20,491,078
Target Corp	3,535,130	133,026,942
TECO Energy, Inc	713,747	9,863,984
Tektronix, Inc.*	388,927	9,625,943
Tellabs, Inc.*	1,641,104	11,143,096
Temple-Inland, Inc	199,748	9,697,765
Tenet Healthcare Corp. *	1,864,082	26,991,907
Teradyne, Inc.*	709,863	13,203,452
Texas Instruments, Inc	6,793,095	154,882,566
Textron, Inc	556,728	21,962,920
The Pepsi Bottling Group, Inc	1,119,165	23,032,416
Thermo Electron Corp.*	679,434	14,743,718
Thomas & Betts Corp.*	239,651	3,798,468
Tiffany & Co	571,982	21,352,088
TJX Cos., Inc. (The)	2,071,061	40,220,005
Torchmark Corp	485,246	19,720,397
Toys "R" Us, Inc.*	770,004	9,263,148
Transocean Sedco Forex, Inc	1,252,793	25,055,860
Travelers Property Casualty Corp. (Class B)	3,920,283	62,254,094
Tribune Co	1,212,411	55,649,665
Tupperware Corp	224,141	2,999,007
TXU Corp	1,284,402	30,260,511
Tyco International Ltd	7,830,643	159,980,036
U.S. Bancorp	7,490,893	$179,706,523
Union Pacific Corp	982,061	57,126,488
Union Planters Corp	810,435	25,642,163
Unisys Corp.*	1,254,823	16,977,755
United Parcel Service Inc. (Class B)	4,414,310	281,632,978
United States Steel Corp	369,735	6,795,729
United Technologies Corp	1,834,635	141,780,593
UnitedHealth Group, Inc	2,327,518	117,120,706
Univision Communications, Inc. (Class A)*	1,261,350	40,274,905
Unocal Corp	1,024,752	32,300,183
UnumProvident Corp	1,130,328	16,694,945
UST, Inc	656,105	23,081,774
V.F. Corp	442,164	17,204,601
VERITAS Software Corp.*	1,668,117	52,378,874
Verizon Communications Inc	10,794,220	350,164,497
Viacom, Inc.*	6,908,297	264,587,775
Visteon Corp	530,050	3,498,330
Vulcan Materials Co	408,624	16,308,184
W.W. Grainger, Inc	373,893	17,778,612
Wachovia Corp	5,215,483	214,825,745
Wal-Mart Stores, Inc	17,112,237	955,718,436
Walgreen Co	4,014,059	122,990,768
Washington Mutual, Inc	3,653,747	143,848,019
Waste Management, Inc	2,338,256	61,192,160
Waters Corp.*	520,769	14,284,694
Watson Pharmaceuticals, Inc.*	418,813	17,460,314
Wellpoint Health Networks, Inc.*	572,724	44,145,566
Wells Fargo & Co	6,576,176	338,673,064
Wendy's International, Inc	422,389	13,643,165
Weyerhaeuser Co	862,373	50,405,702
Whirlpool Corp	253,178	17,157,873
Williams Companies Inc. (The)	2,031,227	19,134,158
Winn-Dixie Stores, Inc	559,065	5,394,977
Worthington Industries, Inc	346,100	4,347,016
Wrigley (Wm.) Jr. Co	890,858	49,264,447
Wyeth	5,204,850	239,943,585
Xcel Energy, Inc	1,486,718	22,999,527
Xerox Corp.*	3,036,356	31,153,013
Xilinx, Inc.*	1,319,346	37,614,554
XL Capital Ltd	527,386	40,840,772
Yahoo!, Inc.*	2,366,317	83,720,295
Yum Brands, Inc.*	1,159,527	34,345,190
Zimmer Holdings, Inc.*	882,675	48,635,392
Zions Bancorp	363,017	20,274,499
Total Common Stocks (Cost $47,663,140,946)		$36,032,012,153

(*) Non-income producing security

The accompanying notes are an integral part of these financial statements.

THE TRUST

The Trust, an exchange traded fund or "ETF", is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists SPDRs individually for trading on the American Stock Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Portfolio Deposits may be made through the SPDR Clearing Process or outside the SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed ("Transmittal Date") if (a) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the SPDR Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase *, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current SPDR Prospectus.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each Index Security in the current Portfolio Deposit as well as the

*	Such increase is subject to the 10 Basis Point Limit.
**	As of December 31, 2003, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 3.6929% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 0.0016% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned 3.6929% of DTCC Shares and the Trustee owned 4.63% of DTCC Shares.

amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily, reflect the relative weighting of the current S&P 500 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2003, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the stock portion of a Portfolio Deposit as in effect on such day (which value occasionally includes a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). This information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt to the trading of SPDRs on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each SPDR.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all SPDRs.

Procedures For Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily

4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the SPDRs on the date the order is placed provided in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities ("Additional Cash Deposit"). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day. If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a transaction fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures will contain terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the SPDRs ordered, would own 80% or more of the current outstanding SPDRs, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using SPDR Clearing Process

Creation Units created through the SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the SPDR Clearing Process in a "regular way" manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside SPDR Clearing Process

Creation Units created outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of SPDRs so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for SPDRs. SPDRs are represented by a single global security, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. * Access to DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Upon the settlement date of any creation, transfer or redemption of SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the SPDR Clearing Process. Beneficial ownership of SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of SPDRs. The laws of some jurisdictions may

*	As of December 31, 2003, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in SPDRs.

As long as Cede & Co., as nominee of DTC, is the registered owner of SPDRs, references to the registered or record owner of SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of SPDRs. Beneficial Owners of SPDRs are not entitled to have SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC ("Depository Agreement"), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that said notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of SPDRs, is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF SPDRS

SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary—Highlights—Termination of the Trust."

Procedures For Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the SPDR Clearing Process) or DTC Participant (for redemptions outside the SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the SPDRs to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the SPDR Clearing Process are required to transfer SPDRs through DTC and the Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions through the SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all SPDRs delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P 500 Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting.

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under "Valuation" and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial

Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using SPDR Clearing Process

A redemption order made through the SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside SPDR Clearing Process

A DTC Participant who wishes to place an order for redemption of SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the SPDR Clearing Process and that redemption will instead be effected through transfer of SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date ("DTC Cut-Off Time") and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P 500 Index and that derived from ownership of SPDRs.

Portfolio Securities Conform to the S&P 500 Index

The S&P 500 Index is a capitalization-weighted index of 500 securities calculated under the auspices of the S&P Committee of S&P. At any moment in time, the value of the S&P 500 Index equals the aggregate market value of the total shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on the NYSE, the Exchange or NASDAQ, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P Index due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P 500 Index. In 2003, there were 9 company changes to the S&P 500 Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security of the S&P 500 Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P 500 Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P 500 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P 500 Index.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P 500 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P 500 Index ("Misweighting"), it may not be efficient identically to replicate the share composition of the S&P 500 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 8/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, "Misweighting Amount"), from the weighting of the Index Security in the S&P 500 Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a

Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P 500 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time S&P may adjust the composition of the S&P 500 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P 500 Index. As stocks of an issuer are often removed from the S&P 500 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an "Adjustment Day"), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding SPDRs multiplied by 50,000 SPDRs in one Creation Unit, resulting in an NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P 500 Index in a Portfolio Deposit for the following Business Day ("Request Day"), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P 500 Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the S&P 500 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P 500 Index divisor to be adjusted after the close of the market on that Business Day, * and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

*	S&P publicly announces changes in the identity and/or weighting of Index Securities up to five Business Days in advance of the actual change. The announcements are made after the close of trading on such day.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, of if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of SPDRs in Creation Unit size aggregations and upon the redemption of SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE S&P 500 INDEX

The S&P 500 Index is composed of 500 selected stocks, all of which are listed on the Exchange, the NYSE or NASDAQ, and spans over 105 separate industry groups. As of December 31, 2003, the five largest industry segments comprising the S&P 500 Index were: pharmaceuticals 8.33%, diversified banks 4.33%, integrated oil & gas 4.27%, industrial conglomerates 4.26% and systems software 4.15%. Since 1968, the S&P 500 Index has been a component of the U.S. Commerce Department's list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P 500 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the S&P 500 Index for the years 1960 through 2003. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P 500 Index in the future. The results should not be considered representative of the performance of the Trust.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change in Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	–11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63

*	Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.
**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P 500 Index.

LICENSE AGREEMENT

The License Agreement grants the Sponsor a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on January 22, 2018 but its term may be extended beyond such date without the consent of any of the Beneficial Owners of SPDRs.

None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P", "Standard & Poor's", "Standard & Poor's 500" or "S&P 500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of SPDRs into consideration in determining, comprising or calculating the S&P 500 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of SPDRs.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY

LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCHANGE LISTING

SPDRs are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving SPDRs in the public trading market are subject to customary brokerage charges and commissions.

The Sponsor's aim in designing SPDRs was to provide investors with a security whose initial market value would approximate one-tenth (1/10th) the value of the S&P 500 Index. Of course, the market value of a SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a SPDR may no longer approximate 1/10th the value of the S&P 500 Index. The market price of a SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors. There can be no assurance that SPDRs will always be listed on the Exchange. The Trust will be terminated if SPDRs are delisted. The Exchange will consider the suspension of trading in or removal from listing of SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of SPDRs for 30 or more consecutive trading days; (b) the S&P 500 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

SPDRs also are listed and traded on the Singapore Exchange Ltd. ("SGX") in connection with a joint venture created by the Exchange and the SGX. In the future, SPDRs may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

TAX STATUS OF THE TRUST

For the fiscal year ended September 30, 2003, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Income Tax Consequences to Beneficial Owners

Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are generally taxable to Beneficial Owners as ordinary income. However, to the extent that such dividends are designated by the Trust as attributable to the receipt by the Trust of qualified dividend income, such dividends will be eligible for the 15% maximum tax rate applicable to non-corporate taxpayers through 2008. A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months.

Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust are not based on the Trust's investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.

Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner's tax basis in SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding SPDRs fluctuates significantly. Beneficial Owners receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions. A distribution paid shortly after a purchase or creation of SPDRs may be taxable even though in effect it may represent a return of capital.

Distributions reinvested in additional SPDRs through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional SPDRs to the same extent as if such dividends were received in cash.

The sale of SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

Under the Code, an in-kind redemption of SPDRs does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the SPDRs redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of SPDRs.

Deposits of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor's tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the SPDRs ordered, would own eighty percent (80%) or more of the outstanding SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding SPDR ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

Ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident holders of SPDRs are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is 28%) applies to dividends, capital gain distributions, redemptions and sales of SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, if the required information is furnished to the IRS.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA Considerations

In considering the advisability of an investment in SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in SPDRs and the considerations discussed above, to the extent applicable.

CONTINUOUS OFFERING OF SPDRs

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of SPDRs.

Because new SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust, a "distribution", as such term is used in the Securities Act of 1933 ("1933 Act"), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent SPDRs and sells the SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new SPDRs with an active selling effort involving solicitation of secondary market demand for SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with SPDRs that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of SPDRs at the close of business on each SPDR distribution date. Any cash balance remaining after the requisite number of SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional SPDRs with the cash from the distributions is an expense of the Trust. *

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2005. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18.45/100 of 1% (0.1845%) per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 0.1845% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1845% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1845% per annum.

*	It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2003, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per SPDR.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of SPDRs; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio

Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee's compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0-$499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000-$2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	6/100 of 1% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the NAV of the Trust that falls in the size category indicated.

As of September 30, 2003, and as of December 31, 2003, the NAV of the Trust was $36,054,567,557 and $43,815,353,508, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio, or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee's fee for the following quarter. "Adjustment Amount" is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee's fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust ** or (b) increase the Trustee's fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process), paid on creations or redemptions, falls short of

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust's expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee's fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. To make the expense ratio of the Trust comparable to the expense ratio of most other investment companies, it is shown as a "below the line" adjustment to Trust's expenses. If the adjustment is negative, it is shown "above the line."

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under "Summary—Essential Information" on each Business Day. The NAV of the Trust on a per SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding SPDRs.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges or on the National Market System maintained by the NASDAQ Stock Market, such evaluation is generally based on the closing sale price on that day or, in the case of the NASDAQ, at the official closing price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange or system which is deemed to be the principal market thereof (the New York or American Stock Exchange if the stocks are listed thereon) or, if there is no such appropriate closing price or NASDAQ official closing price on such exchange or system at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or system or there is no such closing price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee's appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date for SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day ("Ex-Dividend Date"). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date ("Record Date") are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per SPDR are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date ("Dividend Payment Date"). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a "regulated investment company" would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the S&P 500 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner's pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of SPDRs or the purchase of SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner's broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per SPDR.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell SPDRs in the secondary market, but must accumulate enough SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P 500 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the

Beneficial Owners of 51% of the outstanding SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P 500 Index; (e) if the License Agreement is terminated; or (f) if SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which

Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of SPDRs required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of SPDRs within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of SPDRs.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. The Trustee's Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

Information regarding Cash Redemption Payment amounts, number of outstanding SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee's principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits Trustee's liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the SPDRs offered hereby has been passed upon by Carter Ledyard & Milburn LLP, New York, New York, as counsel for the Sponsor.

INDEPENDENT AUDITORS

The financial statements as of September 30, 2003 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent auditors, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of SPDRs, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of SPDRs, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their SPDRs to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with SPDRs. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 500 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for SPDRs does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming SPDRs shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the S&P 500 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the in-kind redemption mechanism of SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to SPDRs holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the SPDRs holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between SPDRs and conventional mutual fund shares is that SPDRs are available for purchase or sale on an intraday basis on the American Stock Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of SPDRs closing prices to NAV for the period 1/29/93 (the first trading date of the SPDR Trust) through 12/31/03, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/asked spreads for 2003. This table should help investors evaluate some of the advantages and disadvantages of SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/29/93 through 12/31/03. The investor may wish to compare these ranges with the average bid/asked spread on SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/asked spread on SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/asked spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/asked spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
SPDR Trust and S&P Composite Stock Price Index:
Highs and Lows vs. Close*
(from 1/29/93 through 12/31/2003)

S&P 500 COMPOSITE STOCK PRICE INDEX

	Daily % Price Range		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total
0—0.25%	1	0.04%	1088	39.52%	730	26.52%
0.25—0.5%	246	8.94%	505	18.34%	637	23.14%
0.5—1%	875	31.78%	577	20.96%	698	25.35%
1—1.5%	712	25.86%	268	9.73%	337	12.24%
1.5—2%	442	16.06%	157	5.70%	183	6.65%
2—2.5%	233	8.46%	84	3.05%	88	3.20%
2.5—3%	121	4.40%	36	1.31%	34	1.24%
3—3.5%	57	2.07%	20	0.73%	20	0.73%
>3.5%	66	2.40%	18	0.65%	26	0.94%
Total	2,753	100%	2,753	100%	2,753	100%

Average Daily Range: 1.3566%

SPDR TRUST

	Daily % Price Range		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total
0—0.25%	21	0.76%	941	34.18%	685	24.88%
0.25—0.5%	253	9.19%	585	21.25%	659	23.94%
0.5—1%	723	26.26%	607	22.05%	711	25.83%
1—1.5%	768	27.90%	307	11.15%	369	13.40%
1.5—2%	481	17.47%	129	4.69%	167	6.07%
2—2.5%	248	9.01%	104	3.78%	80	2.91%
2.5—3%	128	4.65%	43	1.56%	43	1.56%
3—3.5%	63	2.29%	19	0.69%	20	0.73%
>3.5%	68	2.47%	18	0.65%	19	0.69%
Total	2,753	100%	2,753	100%	2,753	100%

Average Daily Range: 1.4015%

*	Source: Bloomberg

Frequency Distribution of Discounts and Premiums for SPDR Trust:
Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/03

Range			Calendar Quarter Ending 3/31/2003	Calendar Quarter Ending 6/30/2003	Calendar Quarter Ending 9/30/2003	Calendar Quarter Ending 12/31/2003	Calendar Year 2003	From 1/29/1993 through 12/31/2003
> 200	Days		—	—	—	—	—	—
Basis Points		%	—	—	—	—	—	—
150—200	Days		—	—	—	—	—	—
Basis Points		%	—	—	—	—	—	—
100—150	Days		—	—	—	—	—	1
Basis Points		%	—	—	—	—	—	0.0%
50—100	Days		—	—	—	—	—	19
Basis Points		%	—	—	—	—	—	0.7%
25—50	Days		10	1	1	5	17	176
Basis Points		%	16.4%	1.6%	1.6%	7.8%	6.7%	6.4%
0—25	Days		30	25	33	29	117	1141
Basis Points		%	49.2%	39.7%	51.6%	45.3%	46.4%	41.4%
Total Days	Days		40	26	34	34	134	1337
at Premium		%	65.6%	41.3%	53.1%	53.1%	53.2%	48.6%
Closing Price	Days		—	2	2	—	4	20
Equal to NAV		%	—	3.2%	3.1%	—	1.6%	0.7%
Total Days	Days		21	35	28	30	114	1396
at Discount		%	34.4%	55.6%	43.8%	46.9%	45.2%	50.7%
0— -25	Days		16	33	26	28	103	1109
Basis Points		%	26.2%	52.4%	40.6%	43.8%	40.9%	40.3%
-25— -50	Days		5	2	1	2	10	235
Basis Points		%	8.2%	3.2%	1.6%	3.1%	4.0%	8.5%
-50— -100	Days		—	—	1	—	1	49
Basis Points		%	—	—	1.6%	—	0.4%	1.8%
-100— -150	Days		—	—	—	—	—	1
Basis Points		%	—	—	—	—	—	0.0%
-150— -200	Days		—	—	—	—	—	1
Basis Points		%	—	—	—	—	—	0.0%
<-200	Days		—	—	—	—	—	1
Basis Points		%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 82% of the time from 1/29/93
(the first day of trading on the AMEX) through 12/31/03.

Source: American Stock Exchange LLC.

SPDR BID/ASKED SPREAD DISTRIBUTION (2003 Only)*

Range ($)	% of Total
0.01—0.05	54.23%
0.06—0.10	38.84%
0.10—0.15	6.49%
0.15—0.20	0.37%
0.20—0.25	0.05%
0.25—0.50	0.02%
> 0.50	0.00%
Total	100.00%

The price range of shares for 2003 was from $79.40 to $111.51; consequently, $0.10 was from 0.13% to 0.09% of the share price.

*	Source: American Stock Exchange LLC

GLOSSARY

Page
"10 Basis Point Limit"	9
"Additional Cash Deposit"	32
"Adjustment Amount"	56
"Adjustment Day"	43
"Balancing Amount"	44
"Beneficial Owners"	34
"Business Day"	3
"Cash Component"	5
"Cash Redemption Payment"	37
"Closing Time"	31
"Code"	10
"Creation Units"	4
"Depository Agreement"	35
"Distributor"	4
"Dividend Equivalent Payment"	5
"Dividend Payment Date"	58
"DTC"	10
"DTCC"	30
"DTC Cut-Off Time"	39
"DTC Participants"	34
"Evaluation Time"	1
"Ex-Dividend Date"	58
"Excess Cash Amounts"	37
"Exchange"	4
"Index Securities"	3
"Indirect Participants"	34
"License Agreement"	i
"Misweighting"	41
"Misweighting Amount"	41
"NAV"	3
"NAV Amount"	43
"NSCC Business Day"	14
"NSCC"	5
"Participant Agreement"	5
"Participating Party"	5
"Portfolio"	3
"Portfolio Deposit"	5
"Portfolio Deposit Amount"	44
"Portfolio Securities"	3
"Record Date"	58
"Request Day"	43
"S&P"	3
"S&P 500 Index"	3
"SEC"	5
"Service"	10
"SPDRs"	3
"SPDR Clearing Process"	5
"Sponsor"	3
"Transaction Fee"	9
"Transmittal Date"	30
"Trust"	3
"Trust Agreement"	3
"Trustee"	3
"Weighting Analysis"	41

STANDARD & POOR'S DEPOSITARY
RECEIPTS (SPDRs)
SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and
•	Investment Company Act of 1940 (File No. 811-7330).

To obtain copies from the SEC at prescribed rates—
Write:    Public Reference Section of the SEC
450 Fifth Street, N.W., Washington, D.C. 20549-6009
CALL:    1-800-SEC-0330
VISIT:    http://www.sec.gov

No person is authorized to give any information or make any representation about the SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDRs. While this Prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 27, 2004